Barrett Growth Fund      www.barrettgrowthfund.com            April 20, 2006

Dear Fellow Shareholders:

In the third fiscal quarter of 2006 the Barrett Growth Fund achieved a return of 5.44%, the best return in five quarters while beating the S&P 500 and our peers by a good margin. The fund is also outperforming both the S&P 500 and the Lipper Large-Cap Growth Funds Index for the first nine months of the current fiscal year.

THE QUARTER IN REVIEW

The first calendar quarter return of 4.2% for the S&P 500 was almost as much as its entire return for 2005 and the best since the December quarter of 2004. Bonds performed poorly as prices for longer maturities declined. Small capitalization stocks and international equities performed better than large capitalization stocks.

Commodity prices continued to climb, propelling stocks of energy and industrial commodity companies to new heights. Yet so far, inflation at the consumer level has stayed under control.


                                            Total Return*<F3>                           Average Annual Return*<F3>
                                 ------------------------------------           -------------------------------------
                                 Third Quarter               One Year            Five-Year            Since Inception
                                   01/01/06-                04/01/05-            04/01/01-               12/29/98-
                                    03/31/06                 03/31/06             03/31/06                03/31/06
BARRETT GROWTH FUND                   +5.44%                  +16.44%               1.93%                   +1.74%
Lipper Large-Cap Growth
   Funds Index1<F1>                   +2.32%                  +15.36%               1.07%                   (1.61%)
S&P 500(R) Index2<F2>                 +4.21%                  +11.73%              +3.97%                   +2.14%



1<F1> The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.
2<F2> The S&P 500(R) Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets. The performance of the S&P 500(R) Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees.
*<F3> The performance data quoted represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance data shown above. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. As economic and market conditions change frequently there can be no assurance that trends described will continue or that forecasts will come to pass. Current performance data to the most recent month end may be obtained by calling (877) 363-6333 toll free. Shares of the Barrett Growth Fund are distributed by T.O. Richardson Securities, Inc., neither an affiliate of the Fund nor the Adviser.

PERFORMANCE REVIEW

The financial services sector of the fund performed the best over the quarter. Goldman Sachs, an overweighted position, advanced by 23% as the company reported record earnings. North Fork Bancorp was the subject of an acquisition bid, and Moody's and Zions Bancorp also performed well. Energy holdings again, as they did most of 2005, were good gainers. Schlumberger had the best returns in this category.

Information services stocks also performed well as five out of the six holdings in that sector returned 9% or greater. Cognizant Technology Solutions was the best performer in the group. The demand environment for India outsourcing remains robust and should continue to grow at an above average rate.

Laggards included the consumer sector which had slightly negative returns and healthcare stocks whose returns were barely positive.

The best and worst performing securities during the quarter ending March 31, 2006 are shown below:

BEST PERFORMERS
---------------
1.  Schlumberger Ltd.           30.3%
2.  Cisco Systems               26.6%
3.  Goldman Sachs Group         22.9%
4.  Covance, Inc.               21.0%
5.  Gilead Sciences, Inc.       18.4%

WORST PERFORMERS
----------------
1.  Medtronic, Inc.            (11.9%)
2.  EBay, Inc.                  (9.8%)
3.  Google Inc*<F4>             (9.1%)
4.  Genentech, Inc.             (8.6%)
5.  Amgen, Inc.                 (7.8%)

*<F4>     From date of purchase

THE PORTFOLIO

The following pie chart is a graphical depiction of the sector weightings of the portfolio. As the chart indicates, we remain well diversified by sector. The top holdings of the Fund for the quarter ending March 31, 2006 are also listed below.

TOP TEN HOLDINGS (PERCENT OF EQUITY)
------------------------------------
   1.  Schlumberger                          4.59%
   2.  Goldman Sachs Group Inc.              4.47%
   3.  Covance Inc.                          3.04%
   4.  Cisco Systems Inc.                    2.81%
   5.  Paychex Inc.                          2.59%
   6.  Gilead Sciences Inc.                  2.58%
   7.  Zions Bancorporation                  2.57%
   8.  Medtronic Inc.                        2.50%
   9.  First Data Corp.                      2.42%
  10.  United Technologies Corp.             2.40%

SECTOR WEIGHTINGS (PERCENT OF TOTAL ASSETS)
-------------------------------------------
Consumer                                     16.1%
Financial                                    13.8%
Healthcare                                   19.9%
Information Services                         10.8%
Software & Electronics                       12.7%
Telecom                                       2.8%
Basic Industry                               10.1%
Energy                                       12.4%

                               * Cash is approximately 1.4% of Total Assets

During the quarter we eliminated the positions of Alberto Culver, Lowes Companies, North Fork Bancorp and Time Warner. During the quarter we added the five following new positions to your fund:

GOOGLE INC. (GOOG) has the best search engine for internet users. Google's revenues are derived from internet advertising. They are reputed to have the best technology thus enabling advertisers to see the effect of their advertising dollar on the internet. This industry has many years of growth ahead of it; i.e. foreign markets are still in their infancy. They face competition from Yahoo and Microsoft but are considerably ahead at this point.

AUTODESK INC. (ADSK) is the world's leading software and services company used for the building structures, manufacturing, infrastructure and digital media products. The greater part of their revenues is derived from the Design Solutions segment which mainly sells software products to manufacturers. The company is in the midst of a new product cycle. Autodesk should be able to deliver long-term EPS growth of 15 to 20%.

AUTOMATIC DATA PROCESSING (ADP) returns to the Barrett Growth Fund as this company's fundamentals are now very solid. It is the leading provider of payroll outsourcing and employee benefits outsourcing. It is a beneficiary of the complexity of payroll tax filing and the current growth in the U.S. job market. Earnings should grow at double digit levels in future years.

CACI INTERNATIONAL (CAI) delivers information technology and communications solutions mainly to the government sector and particularly the Defense Department. More and more government projects are outsourced and CAI is in a great strategic position to leverage its medium size and grow at an above average rate. Many projects require high level security clearances and CAI has a major part of its workforce already qualified with various government agencies.

BIOMET (BMET) is a medical device company that manufactures orthopedic implant products and spinal products. The demographics are very compelling for this industry as populations live longer and are more active. Hence, implant devices are becoming rather common. We expect Biomet to grow at a 12 to 15 % rate in future years.

INVESTMENT OUTLOOK

We remain positive about the prospects for the U.S. stock market. Earnings growth is expected to remain positive throughout 2006. The multiple of the S&P 500 is currently about 16 times and we view this valuation as reasonable. Corporate profits are at 40 year highs in relation to Gross Domestic Product
(GDP) and dividends have increased at rate of 12% over the last year. The growth of the European and Asian economies is also contributing to our positive outlook.

There are obviously certain negatives which must be monitored as we move forward. Rising interest rates and rising energy prices are the main concerns currently and must be watched closely. We are also concerned that rising commodity and energy prices may become imbedded in inflation indices. If inflation becomes a major concern, the Fed is apt to increase rates to levels that will worry investors and dampen stock market prospects. However, on balance, we feel that the intermediate course of the equity market is still up.

Thank you for choosing the Barrett Growth Fund. Please visit us at our website, www.barrettgrowthfund.com. If you have any questions, please call toll-free
(877) 363-6333.

Sincerely,

/s/Peter H. Shriver
Peter H. Shriver, CFA
President

/s/Robert J. Voccola                    /s/Robert J. Milnamow
Robert J. Voccola, CFA                  Robert J. Milnamow
Lead Portfolio Manager                  Portfolio Manager

The outlook and views presented above are those of the Investment Adviser as of 04/20/06, and are subject to change. This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

                       C/O US BANCORP FUND SERVICES, LLC
                 615 EAST MICHIGAN STREET  MILWAUKEE, WI 53202
                   (877) 363-6333  WWW.BARRETTGROWTHFUND.COM